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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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BioXcel Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BioXcel Therapeutics, Inc.
555 Long Wharf Drive
New Haven, CT 06511

April 1, 2019

Dear Stockholders:

        On behalf of the Board of Directors, I cordially invite you to attend the 2019 annual meeting of stockholders (the "Annual Meeting") of BioXcel Therapeutics, Inc., which will be held on Thursday, May 23, 2019, beginning at 9:00 a.m., Eastern Time. The Annual Meeting will be held at the Omni New Haven Hotel at Yale located at 155 Temple Street, New Haven, CT 06510.

        In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on March 29, 2019 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

        Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

        Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the annual meeting. Please vote electronically over the Internet, by telephone or if, you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

        Thank you for your continued support of BioXcel Therapeutics, Inc. We look forward to seeing you at the annual meeting.

Peter Mueller Chairman of the Board

BioXcel Therapeutics, Inc.
555 Long Wharf Drive
New Haven, CT 06511
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2019

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioXcel Therapeutics, Inc., a Delaware corporation, will be held on Thursday, May 23, 2019, at 9:00 a.m., Eastern Time. The Annual Meeting will be held at the Omni New Haven Hotel at Yale located at 155 Temple Street, New Haven, CT 06510. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement in the section titled "General Information about the Annual Meeting and Voting-How can I attend and vote at the Annual Meeting?"

        The Annual Meeting is being held:

  1.
  to elect Krishnan Nandabalan as a Class I director to hold office until our annual meeting of stockholders to be held in 2022 and until his respective successor has been duly elected and qualified;

  2.
  to ratify, in a non-binding vote, the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019; and

  3.
  to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

        These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on March 29, 2019 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

        Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

        All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

        Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 8:30 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy. For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver's license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

By Order of the Board of Directors

Vimal Mehta, Ph.D. Chief Executive Officer and Secretary

New Haven, Connecticut
April 1, 2019

        This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 1, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at http://www.astproxyportal.com/ast/22065.

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BioXcel Therapeutics, Inc.
555 Long Wharf Drive
New Haven, CT 06511

        PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2019

        This proxy statement (the "Proxy Statement") and our annual report for the fiscal year ended December 31, 2018 (the "Annual Report" and, together with the Proxy Statement, the "proxy materials") are being furnished by and on behalf of the board of directors (the "Board" or the "Board of Directors") of BioXcel Therapeutics, Inc. (the "Company," "BioXcel," "we," "us," or "our"), in connection with our 2019 annual meeting of stockholders (the "Annual Meeting").

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

        The Annual Meeting will be held on Thursday, May 23, 2019 at 9:00 a.m., Eastern Time. The Annual Meeting will be held at the Omni New Haven Hotel at Yale located at 155 Temple Street, New Haven, CT 06510.

What are the purposes of the Annual Meeting?

        The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

  •
  Proposal No. 1: Election of the director nominee listed in this Proxy Statement.

  •
  Proposal No. 2: Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

        At the date this Proxy Statement was filed with the SEC, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

        The rules of the Securities and Exchange Commission (the "SEC") permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the "Notice and Access Card") provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

        It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Can I vote my shares by filling out and returning the Notice and Access Card?

        No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.

Who is entitled to vote at the Annual Meeting?

        Holders of record of shares of our common stock as of the close of business on March 29, 2019 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the record date, there were 15,665,802 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

        Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What is the difference between being a "record holder" and holding shares in "street name"?

        A record holder (also called a "registered holder") holds shares in his or her name. Shares held in "street name" means that shares are held in the name of a bank, broker or other nominee on the holder's behalf.

What do I do if my shares are held in "street name"?

        If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in "street name." The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

        A quorum must be present at the Annual Meeting for any business to be conducted. The holders of at least one-third of the voting power of the issued and outstanding shares of capital stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

        Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are "broker non-votes"?

        A "broker non-vote" occurs when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

        Under current New York Stock Exchange ("NYSE") interpretations that govern broker non-votes, Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal.

What if a quorum is not present at the Annual Meeting?

        If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

        We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

  •
  by Telephone—You can vote by telephone by calling 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 and following the instructions on the proxy card;

  •
  by Internet-You can vote over the Internet at www.voteproxy.com and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page; or

  •
  by Mail-You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

        Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 22, 2019.

        If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

        The Annual Meeting will be held at the Omni New Haven Hotel at Yale located at 155 Temple Street, New Haven, CT 06510. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting.

How does the Board recommend that I vote?

        The Board recommends that you vote:

  •
  FOR the nominee to the Board set forth in this Proxy Statement.

  •
  FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019.

How many votes are required to approve each proposal?

        The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of "Withhold" or "Abstain" Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the one nominee receiving the highest number of affirmative "FOR" votes will be elected as Class I directors.	"FOR THE NOMINEE" "WITHHOLD AUTHORITY FOR THE NOMINEE"	None(1)	No(3)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	"FOR" "AGAINST" "ABSTAIN"	None(2)	Yes(4)

(1)
Votes that are "withheld" will have the same effect as an abstention and will not count as a vote "FOR" or "AGAINST" a director, because directors are elected by plurality voting.

(2)
A vote marked as an "Abstention" is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?

        If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

        Representatives of American Stock Transfer and Trust Company ("American Stock") will tabulate the votes, and a representative of Broadridge will act as inspector of election.

Can I revoke or change my vote after I submit my proxy?

        Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

  •
  sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than May 22, 2019;

  •
  by telephone by dialing 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touchtone telephone and following the recorded instructions

  •
  voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on May 22, 2019;

  •
  submitting a properly signed proxy card with a later date that is received no later than May 22, 2019; or

  •
  attending the Annual Meeting, revoke your proxy and voting again.

        If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

        Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

        We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Size and Structure

        Our board of directors currently consists of five directors. Our amended and restated certificate of incorporation provides that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors. Our amended and restated certificate of incorporation and amended and restated bylaws provides that our board of directors is divided into three classes, as nearly equal in number as possible, with the directors in each class serving for a three-year term, and one class being elected each year by our stockholders.

        When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person's background and experience as reflected in the information discussed in each of the directors' individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

        In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes with staggered three year terms. At each annual meeting of stockholders after the initial classification, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. Our directors are divided among the three classes as follows:

  •
  the Class I director is Krishnan Nandabalan and his term will expire at the annual meeting of stockholders to be held in 2019;

  •
  the Class II directors are Sandeep Laumas and Michael Votruba and their terms will expire at the annual meeting of stockholders to be held in 2020; and

  •
  the Class III directors are Vimal Mehta and Peter Mueller and their terms will expire at the annual meeting of stockholders to be held in 2021.

        Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our Company.

        Pursuant to the terms of our amended and restated certificate of incorporation, directors may only be removed for cause by the affirmative vote of the holders of at least a majority of our outstanding shares of common stock which are present in person or by proxy and entitled to vote.

Nominee for Director

        Dr. Nandabalan has been nominated by the Board to stand for election. As the director assigned to Class I, Dr. Nandabalan's current term of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Dr. Nandabalan will serve for a term expiring at the annual meeting to be held in 2022 (the "2022 Annual Meeting") and the election and qualification of his successor or until his earlier death, resignation or removal.

        Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that the nominee will be unable to serve.

Information About Board Nominee

        The following pages contain certain biographical information as of March 29, 2019 for the nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

        Krishnan Nandabalan, Ph.D.    has served as a director of our company since May 2017. He is a co-founder of BioXcel Corporation and has served as its President and Secretary since 2005 and Chief Scientific Officer since September 2014. He has served as a director of BioXcel Corporation since March 2005. From August 2004 to September 2005, Dr. Nandabalan served as the Vice President of Corporate Development at Genaissance Pharmaceuticals, a population genomics company, from October 2000 to August 2004, he was Vice President of Product Development, Alliances and Business Development, and from October 1998 to October 2000, he was Executive Director of Technology Systems. Prior to this, he served as Group Leader of the Functional Genomics Group at CuraGen Corporation from January 1995 to September 1998. Dr. Nandabalan was also a Founding Director of Ayugen BioSciences, a privately held company that specializes in genomic tests and services, from March 2006 to October 2015. Dr. Nandabalan holds a B.Sc. and M.Sc. in agricultural science from Tamil Nadu Agricultural University and a Ph.D. in biochemistry and molecular biology from Indian Institute of Science. During his career, Dr. Nandabalan has acquired a thorough understanding of market trends impacting the global healthcare environment, the pharma value chain, the current unmet medical needs, and in applying novel technologies to solve these needs, which we believe qualifies him to serve as a director of our company.

Information about Continuing Directors

        Vimal Mehta, Ph.D.    has served as a director of our company since April 2017 and as our Chief Executive Officer, President and Secretary since May 2017. He is a co-founder of BioXcel Corporation and has served as its Chairman of the Board since 2005 and its Chief Executive Officer since September 2014. Dr. Mehta has held various senior scientific and business development positions, including Senior Vice President of Business Development at London-based Inpharmatica Ltd, a global predictive informatics company, from 2002 to 2006 and Senior Vice President, Business Development for Jubilant Life Sciences, an integrated global pharmaceutical and life sciences company, from 2006 to 2007. Previously, Dr. Mehta served as Business Development Manager at CuraGen Corporation, a biotechnology company, from 1996 to 2002. He held multiple positions in the Department of Radiology at the University of Texas, Southwestern Medical Center from 1989 to 1996, including Postdoctoral Fellow, Instructor and Assistant Professor. Dr. Mehta holds a Ph.D. in Chemistry from the University of Delhi, India and completed a Post-Doctoral Fellowship in Chemistry at the University of Montpellier, France. During the length of his career, Dr. Mehta has garnered a deep understanding of the biopharma and healthcare ecosystem and has been actively involved in diverse global value generating initiatives encompassing corporate strategy and planning, global business development, and corporate fundraising. He has helped to shape the company's strategic and business trajectory which the Board believes qualifies him to serve as a director of our company.

        Peter Mueller, Ph.D.    has served as a director of our company since April 2017 and Chairman of the Board since August 2017. With over 30 years of global pharma and biotech experience, Dr. Mueller is currently the President of the Mueller Health Foundation, a private foundation tackling globally lethal infectious diseases such as tuberculosis by addressing latency and the ever growing challenges of antimicrobial resistance. From 2014 to 2016, he was President of R&D and Chief Scientific Officer of Axcella Health, a biotechnology company. From 2003 to 2014, Dr. Mueller served as Executive Vice President Global Research and Development & Chief Scientific Officer for Vertex Pharmaceuticals, Incorporated, a biotechnology company. He was involved in the development of Incivek (2011),

Kalydeco (2012), and Orkambi (2014). Prior to his tenure at Vertex, he served as Senior Vice President, Research and Development, for Boehringer Ingelheim Pharmaceuticals, Inc. overseeing global research programs (immunology, inflammation, cardiovascular diseases and gene therapy) and the development of all drug candidates of the company's worldwide portfolio in North and South America, Canada and Japan, beginning in 1997. He was involved in the development of Spiriva, Combivent, Atrovent and Viramune. Dr. Mueller received both an undergraduate degree and a Ph.D. in Chemistry at the Albert Einstein University of Ulm, Germany, where he also holds a Professorship in Theoretical Organic Chemistry. He completed fellowships in Quantum Pharmacology at Oxford University and in Biophysics at Rochester University. He is a member of various scientific and political societies and currently serves on the Board of the US-India Chamber of Commerce Biotech. He also services as chairman of the Scientific Advisory Board of BioXcel and is an advisor to the University Iowa (CBB). We believe that Dr. Mueller's extensive experience in the life sciences industry as a scientist and executive qualifies him to serve as a director of our company.

        Sandeep Laumas, M.D.    has served as a director of our company since September 2017. He has served as a Director of BioXcel Corporation since May 2013. On February 18, 2019, Dr. Laumas was appointed chief executive officer of Innovate Biopharmaceuticals, Inc., a biopharma company and has served as its Executive Chairman since 2018. In August 2007, Dr. Laumas founded Bearing Circle Capital, LP, an investment partnership, and has served as its Managing Director since such time. Dr. Laumas began his career at Goldman Sachs & Co. in 1996 as an equity analyst in the healthcare investment banking division working on mergers, acquisitions and corporate finance transactions before transitioning to the healthcare equity research division. After leaving Goldman Sachs in 2000, Dr. Laumas moved to the buy side as an analyst at Balyasny Asset Management from 2001 to 2003. Dr. Laumas was a Managing Director of North Sound Capital from 2003 to 2007, where he was responsible for the global healthcare investment portfolio. From February 2011 to 2012 he was a member of the board of directors of Super Religare Laboratories Limited, Southeast Asia's largest clinical laboratory service company. Dr. Laumas also served as a Director of Parkway Holdings Ltd. from May to August 2010 Dr. Laumas received his A.B. in Chemistry from Cornell University in 1990, M.D. from Albany Medical College in 1995 with a research gap year at the Dana-Farber Cancer Institute and completed his medical internship in 1996 from the Yale University School of Medicine. Dr. Laumas has a novel industry perspective, particularly in both public and private investments and financial transactions in the healthcare arena, which we believe qualifies him to serve as a director of our company.

        Michal Votruba has served as a director of our company since March 2019. Since 2013, Dr. Votruba has been a Director of the Gradus/RSJ Life Sciences Fund, the largest dedicated fund in Central Europe with a portfolio of companies in Europe and the United States. Dr. Votruba has served as a director of Mynd Anlaytics, Inc., a telebehavioral health services company, since July 2015. Since 2010, he has served as a member of the board of PrimeCell Therapeutics as the Director of Global Business Development overseeing the expansion of the largest regenerative medicine company operating in Central Europe. In 2009, the Czech Academy of Sciences solicited Dr. Votruba's expertise for the first successful privatization project of the Institute of Experimental Medicine in Prague: the newly created protocol established a precedent for future privatization projects in the Czech Republic. Dr. Votruba graduated as a Clinical Psychiatrist from the Medical Faculty of Charles University in Prague in 1989. Shortly thereafter, he emigrated from Czechoslovakia and developed his professional career in Canada and the USA. Since 2005, Dr. Votruba combined his theoretical and clinical experience in the field of Competitive Intelligence serving the global pharmaceutical industry for eight years as an industry analyst advising senior leaders of companies including Amgen, Novartis, Eli Lilly, Allergan, EMD, Serono and Sanofi. Dr. Votruba brings valuable expertise to the Board of Directors as a clinical psychiatrist and broad experience in the international marketing of innovative medical technologies.

Information Concerning the Board and Corporate Governance

Meetings of the Board of Directors and Committees

        The board of directors met five times during the fiscal year ended December 31, 2018. The audit committee met three times, the compensation committee acted by unanimous written consent three times and the nominating and corporate governance committee met zero times. During 2018, each member of the board of directors, attended at least 75% of the aggregate number of meetings of our board of directors and committees. We encourage all of our directors and nominee for director to attend our annual meeting of stockholders; however, attendance is not mandatory.

Leadership Structure of the Board

        Our amended and restated bylaws provide our board of directors with flexibility to designate the position of Chairman of the board of directors, and if so, to combine or separate the positions of Chairman of the board of directors and Chief Executive Officer.

        Our board of directors has concluded that our current leadership structure is appropriate at this time. Our board of directors periodically reviews our leadership structure and may make changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

        Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

        Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. While our board of directors is responsible for monitoring and assessing strategic risk exposure, our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our nominating and governance committee monitors the effectiveness of our corporate governance policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Controlled Company Exception

        We are a "controlled company" within the meaning of the Nasdaq rules and have elected not to comply with certain corporate governance standards, including that: (i) we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; (ii) we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and (iii) we perform annual performance evaluations of the nominating and corporate governance and compensation committees. We rely on the foregoing exemptions provided to controlled companies under the Nasdaq rules. Therefore, we may not have a majority of independent directors on our board of directors, an entirely independent nominating and corporate governance committee, an entirely independent compensation committee or perform annual performance evaluations of the nominating and corporate governance and compensation committees unless and until such time as we are required to do so. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a "controlled company" and our shares continue to be listed on The Nasdaq Stock Market, we will be required to comply with these provisions within the applicable transition periods.

Independence of Board of Directors and its Committees

        We are a "controlled company" within the meaning of applicable listing rules of The Nasdaq Capital Market, or Nasdaq, and, as a result, are exempt from the Nasdaq corporate governance requirements that a majority of the Board be "independent," and that our Compensation Committee and our Nominating and Governance Committee consist solely of independent directors. Notwithstanding the fact that we may rely on these exemptions, the Board has undertaken a review of the independence of its directors. The Board consults with our counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

        Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and BioXcel Corporation, our senior management and our independent auditors, the Board has affirmatively determined that the following three individuals are independent directors within the meaning of the applicable SEC and Nasdaq listing rules: Dr. Mueller, Dr. Laumas and Dr. Votruba. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. The Board has determined that Dr. Mehta, by virtue of his positions as Chairman and Chief Executive Officer of BioXcel Corporation, and Dr. Nandabalan, by virtue of his position as President and director of BioXcel Corporation, are not independent under applicable SEC and Nasdaq listing rules.

Committees of the Board of Directors

        Our board of directors has the following standing committees: an audit committee, a compensation committee and a nominating and governance committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.

Name	Audit		Compensation		Nominating and Corporate Governance
Vimal Mehta, Ph.D.	—		—		X
Peter Mueller, Ph.D.	X		X	(1)	X	(1)
Sandeep Laumas, M.D.	X	(1)	X		X
Krishnan Nandabalan, Ph.D.	—		—		—
Michal Votruba	X		—		—

(1)
Committee Chairperson

        Below is a description of each committee of the board of directors.

Audit Committee

        Our audit committee is responsible for, among other things:

  •
  approve and retain the independent auditors to conduct the annual audit of our financial statements;

  •
  review the proposed scope and results of the audit;

  •
  review and pre-approve audit and non-audit fees and services;

  •
  review accounting and financial controls with the independent auditors and our financial and accounting staff;

  •
  review and approve transactions between us and our directors, officers and affiliates;

  •
  establish procedures for complaints received by us regarding accounting matters;

  •
  oversee internal audit functions, if any; and

  •
  prepare the report of the audit committee that the rules of the Securities and Exchange Commission require to be included in our annual meeting proxy statement.

        The current members of our audit committee are Peter Mueller, Sandeep Laumas and Michal Votruba, with Sandeep Laumas serving as chair. Our board of directors has affirmatively determined that all members of our audit committee meet the definition of "independent director" under the Nasdaq rules, and that Peter Mueller, Sandeep Laumas and Michal Votruba meets the independence standards under Rule 10A-3. Each member of our audit committee meets the financial literacy requirements of the Nasdaq rules. In addition, our board of directors has determined that Sandeep Laumas qualifies as an "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors has adopted a written charter for the audit committee, which is available on our corporate website at www.bioxceltherapeutics.com.

Compensation Committee

        Our compensation committee is responsible for, among other things:

  •
  review and recommend the compensation arrangements for management, including the compensation for our president and chief executive officer;

  •
  establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

  •
  administer our stock incentive plans; and

  •
  prepare the report of the compensation committee that the rules of the Securities and Exchange Commission require to be included in our annual meeting proxy statement.

        The current members of our compensation committee are Peter Mueller and Sandeep Laumas, with Peter Mueller serving as chair. Our board has determined that Sandeep Laumas and Peter Mueller are "non-employee directors" as defined in Section 16b-3 of the Exchange Act. We currently avail ourselves of the "controlled company" exception under the Nasdaq rules, which exempts us from the requirement that we have a compensation committee composed entirely of independent directors. Our board of directors has adopted a written charter for the compensation committee, which is available on our corporate website at www.bioxceltherapeutics.com.

Nominating and Governance Committee

        Our nominating and governance committee is responsible for, among other things:

  •
  identify and nominate members of the board of directors;

  •
  develop and recommend to the board of directors a set of corporate governance principles applicable to our company; and

  •
  oversee the evaluation of our board of directors.

        The current members of our nominating and corporate governance committee are Sandeep Laumas, Peter Mueller and Vimal Mehta, with Peter Mueller serving as chair. We currently avail ourselves of the "controlled company" exception under the Nasdaq rules, which exempts us from the requirement that we have a nominating and corporate governance composed entirely of independent directors. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our corporate website at www.bioxceltherapeutics.com.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee during 2018 nor any of the current members of our compensation committee has at any time been one of our officers or employees. Mr. Mueller participated in our private placement which took place prior to our initial public offering. For more information regarding this transaction, see "Certain Relationships and Related Party Transactions". None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

Board Diversity

        Our nominating and governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

  •
  personal and professional integrity;

  •
  ethics and values;

  •
  experience in corporate management, such as serving as an officer or former officer of a publicly held company;

  •
  experience in the pharmaceutical industry;

  •
  experience as a board member or executive officer of another publicly held company;

  •
  diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

  •
  conflicts of interest; and

  •
  practical and mature business judgment.

        Currently, our nominating and governance committee and board of directors evaluate each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Stockholder Communications with the Board of Directors

        The board of directors will consider any written or electronic communication from our stockholders to the board, a committee of the board or any individual director. Any stockholder who wishes to communicate to the board of directors, a committee of the board or any individual director should submit written or electronic communications to our Secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our Secretary to the board of directors, a committee of the board or an individual director, as appropriate, on a periodic basis, but in any event no later than the board of director's next scheduled meeting. The board of directors, a committee of the board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Secretary.

Material Changes to Nominee Recommendation Procedures

        Following our IPO in March 2018, there have been no material changes to the procedures by which stockholders may recommend nominees to our board in 2018.

Family Relationships

        There are no family relationships among any of our directors or executive officers.

Code of Ethics and Code of Conduct

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.bioxceltherapeutics.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and our other securities with the SEC. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our directors, executive officers and beneficial owners of more than 10% of our common stock did not become subject to such Section 16(a) reporting requirements until March 7, 2018. To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the year ended December 31, 2018, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner.

Board Recommendation

        The Board of Directors unanimously recommends a vote FOR the election of Krishnan Nandabalan as a Class I director to hold office until the 2022 Annual Meeting and until their respective successors have been duly elected and qualified.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board has appointed BDO USA, LLP ("BDO") to serve as our independent registered public accounting firm for the year ending December 31, 2019. BDO has provided services in connection with the audit of our financial statements since our inception in 2017.

        The Audit Committee and the board are requesting, as a matter of policy, that stockholders ratify the selection of BDO. The Audit Committee and the board are not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and our stockholders. If the appointment is not ratified, the Board will consider its options.

        A representative of BDO is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following table summarizes the fees of BDO billed us for each of the years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees(1)	$330,346	$475,909

Total Fees	$330,346	$475,909

(1)
Audit fees consisted of audit work performed in the audit of financial statements, the review of the interim financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our initial public offering. Included in the 2018 and 2017 audit fees are $180,175 and $124,116, respectively, of fees billed in connection with our initial public offering in March 2018.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our independent registered public accounting firm during the years ended December 31, 2018 and 2017. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by BDO.

Board Recommendation

        The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019.

Audit Committee Report

        The following Audit Committee Report shall not be deemed to be "soliciting material," deemed "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

        The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of "Information about the Board and Corporate Governance- Committees of the Board of Directors-Audit Committee."

        In the performance of its oversight function, the audit committee reviewed and discussed with management and BDO USA, LLP, as the Company's independent registered public accounting firm, the Company's audited financial statements for the fiscal year ended December 31, 2018. The audit committee also discussed with the Company's independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the "PCAOB"). In addition, the audit committee received and reviewed the written disclosures and the letters from the Company's independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm's communications with the audit committee concerning independence, and discussed with the Company's independent registered public accounting firm their independence from the Company.

        Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC.

Submitted by the Audit Committee of the Company's Board of Directors:

Sandeep Laumas, M.D. (Chair)
Peter Mueller, Ph.D.
Michal Votruba

 EXECUTIVE OFFICERS

        The table below identifies and sets forth certain biographical and other information regarding our executive officers as of March 29, 2019. There are no family relationships among any of our executive officers or directors.

Name	Age	Position(s)
Vimal Mehta, Ph.D.	58	President, Chief Executive Officer, Secretary and Director
Richard Steinhart	61	Chief Financial Officer
Frank Yocca, Ph.D.	63	Chief Scientific Officer
Vincent O'Neill, M.D.	49	Chief Medical Officer

See page 7 of this Proxy Statement for Vimal Mehta's biography.

        Richard I. Steinhart has served as our Chief Financial Officer since October 2017. From October 2015 to June 2017 he was Vice President and CFO at Remedy Pharmaceuticals, Inc. From January 2014 to September 2015 Mr. Steinhart worked as a financial and strategic consultant to the biotechnology and medical device industries. From April 2006 through December 2013, Mr. Steinhart was employed by MELA Sciences, Inc., as their Vice President, Finance and Chief Financial Officer, Treasurer and Secretary from April 2006 to April 2012 and as Sr. Vice President, Finance and Chief Financial Officer from April 2012 to December 2013. From May 1992 until joining MELA Sciences, Mr. Steinhart was a Managing Director of Forest Street Capital/SAE Ventures, a boutique investment banking, venture capital, and management consulting firm focused on healthcare and technology companies. Prior to Forest Street Capital/SAE Ventures, he was Vice President and Chief Financial Officer of Emisphere Technologies, Inc. Mr. Steinhart's other experience includes seven years at CW Group, Inc., a venture capital firm focused on medical technology and biopharmaceutical companies, where he was a General Partner and Chief Financial Officer. Mr. Steinhart is a member of the Board of Directors of Actinium Pharmaceuticals, Inc., a position he assumed in November 2013, and Atossa Genetics, Inc., where he began his service in March 2014. Mr. Steinhart serves as the Chairman of the Audit Committee at Actinium Pharmaceuticals, where he also sits on the Corporate Governance Committees. Mr. Steinhart serves as the Chairman of Atossa Genetics Audit Committee and is a member of its Compensation Committee. He holds B.B.A. and M.B.A. degrees from Pace University and is a Certified Public Accountant (inactive).

        Frank D. Yocca, Ph.D. has served as our Chief Scientific Officer since June 2017. From April 2015 to April 2017, he was Senior Vice President, CNS R&D of BioXcel. From 2005 to 2015, Dr. Yocca held multiple leadership roles at AstraZeneca plc, including Vice President, Strategy and Externalization, Neuroscience Virtual Innovative Medicine Unit (iMed) (2011-2015), Vice President and Head, Strategy Unit, CNS and Pain Innovative Medicine Unit (iMed) (2010 to 2011) and Vice President and Head, CNS Pain Discovery (2005 to 2010). Prior to this he was Executive Director at the Bristol Myers Squibb Pharmaceutical Research Institute from 1984 to 2004 where he served concurrent leadership responsibilities within the Neuroscience Clinical Group for Early and Late Clinical Development Studies. Prior to this Dr. Yocca served as Executive Director, Neuroscience Discovery from 1997 to 2003, where he was a collaborator in the development and implementation of corporate strategic plans and leader for the Neuroscience Biology Department in the discovery of psychiatry and Alzheimer's clinical candidates. He was a core member of the Abilify Product Development and Commercialization Team from 1999 to 2002 and a core member of the Early and Late Discovery and Development Teams from 1984 to 2001. Dr. Yocca holds a B.S. in biochemistry from Manhattan College and an M.S. in pharmacology and a Ph.D. in neuropharmacology for St. John's University.

        Vincent J. O'Neill, M.D. has served as our Chief Medical Officer since July 2017. He served as the Chief Medical Officer of Mirna Therapeutics, Inc. from April 2016 to May 2017. From June 2014 to May 2016, he served as the Chief Medical Officer of Exosome Diagnostics, Inc., a diagnostics company.

From 2012 to 2014, Dr. O'Neill was global head Personalized of Medicine and Companion Diagnostics at Sanofi S.A., a pharmaceutical company. From 2009 to 2012, Dr. O'Neill served as Group Director at Genentech, Inc. where he was involved in the expanded approval of products such as Avastin and Tarceva. From 2006 to 2009, Dr. O'Neill served as Director, Discovery Medicine at GlaxoSmithkline plc. Dr. O'Neill holds an M.D., MBChd and M.Sc. in Pathology from the University of Glasgow, UK.

 EXECUTIVE COMPENSATION

        he following is a discussion of compensation arrangements of our named executive officers, or NEOs. As an "emerging growth company" as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

        Our named executive officers for the years ended December 31, 2018 and 2017 include our principal executive officer and the next most highly compensated executive officers during the years ended December 31, 2018 and 2017:

  •
  Vimal Mehta, Ph.D., our Chief Executive Officer;

  •
  Frank Yocca, Ph.D., our Chief Scientific Officer; and

  •
  Vincent O'Neill, our Chief Medical Officer.

        We refer to these executive officers as our named executive officers, or NEOs.

Summary Compensation Table

        The following table shows information regarding the compensation of our NEOs for services performed in the years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary ($)(1)	Bonus($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Vimal Mehta(5)	2018	423,359	270,000	—	—	8,250	701,609
President and Chief Executive	2017	147,000	—	125,932	—	10,599	283,531
Officer
Vincent O'Neill(6)	2018	336,941	65,665	260,193	—	502	663,301
Senior Vice President and Chief	2017	49,500	—	41,060	—	—	90,560
Medical Officer
Frank Yocca, Ph.D.	2018	296,863	93,400	260,895	—	3,250	654,408
Senior Vice President and Chief	2017	168,000	—	41,999	—	—	209,999
Scientific Officer

(1)
Includes accrued but unpaid salary for the year ended December 31, 2017 in the amount of $16,667 and $35,000 that was paid in the first quarter of 2018 to Vimal Mehta and Frank Yocca, respectively.

(2)
Bonus represents a special bonus paid upon completion of our IPO in March 2018 and discretionary amounts based on 2018 performance to be paid during the first quarter of 2019 as described below under "2018 Annual Bonuses."

(3)
The amounts reported in the option awards column represent the grant date fair value of the stock options granted to our named executive officers during 2017 and 2018 as computed in accordance with ASC 718. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our named executive officers from the options. Our named executive officers will only realize compensation at exercise to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(4)
Includes the dollar value of gross up medical benefits provided during the fiscal year ended December 31, 2018 as well as the dollar value of a car allowance paid to Dr. Mehta during 2018 after the consummation of the Company's IPO in March 2018, and the dollar value of life insurance premiums and car allowance we paid for the benefit of Dr. Mehta during the fiscal year ended December 31, 2017.

(5)
Dr. Mehta was an employee of our parent, BioXcel Corporation and provided services to us pursuant to the Services Agreement until the completion of our IPO in March 2018.

(6)
Dr. O'Neill has served as Chief Medical Officer of the Company since July 2017. From July 2017 through June 1, 2018, Dr. O'Neill provided services to the Company as a consultant.

2018 Annual Bonuses

        Dr. Mehta and Dr. Yocca each received a special bonus upon completion of our IPO in March 2018.

        Each NEO's target bonus opportunity is expressed as a percentage of base salary that can be achieved by meeting corporate objectives at a target level. Each of our NEO's target bonus opportunity is originally set in their employment agreements with us. The 2018 annual bonus for Dr. Mehta, Dr. O'Neill and Dr. Yocca were targeted at 50%, 35% and 35% of their respective base salaries.

        For 2018, all of our NEOs were eligible to earn their annual bonuses pursuant to the achievement of certain performance goals. The performance goals for annual bonuses are reviewed and approved annually by the compensation committee of our board of directors. Following a review of the corporate goals attained in 2018, each of our NEO's annual bonus was agreed to be paid at 80% of his target bonus amount. Thus, for fiscal year 2018, the Company agreed to pay Dr. Mehta, Dr. O'Neill and Dr. Yocca a bonus of $180,000, $65,665 and $78,400. These bonuses will be paid during the first quarter of 2019.

Outstanding Equity Awards at Year End

        The following table sets forth all outstanding equity awards held by each of the NEOs as of December 31, 2018.

			Option Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Vimal Mehta	8/23/2017	(1)	474,000	—	0.41	8/23/2027
Vincent O'Neill	8/23/2017	(2)	41,422	83,003	0.41	10/2/2027
	3/12/2018	(3)	4,528	26,519	11.00	3/12/2028
Frank Yocca	8/23/2017	(4)	49,665	99,645	0.41	8/23/2027
	3/12/2018	(5)	—	36,498	11.00	3/12/2028

(1)
On August 23, 2017, Dr. Mehta was awarded an option to purchase 474,000 shares of our common stock under our Plan. The shares underlying this option vest on March 31, 2018.

(2)
On August 23, 2017, Dr. O'Neill was awarded an option to purchase 124,425 shares of common stock under our Plan. The shares underlying this option vest as follows: 41,422 shares vested through December 31, 2018 and the remaining 83,003 options shall vest monthly through August 23, 2021.

(3)
On March 12, 2018, Dr. O'Neill was awarded an option to purchase 31,047 shares of our common stock under our Plan. The shares underlying this option vest as follows: 4,528 shares vested through December 31, 2018 and the remaining 27,813 options shall vest monthly through March 12, 2022.

(4)
On August 23, 2017, Dr. Yocca was awarded an option to purchase 149,310 shares of our common stock under our Plan. The shares underlying this option vest as follows: 49,665 shares vested during the year ended December 31, 2018 and the remaining 99,645 shares shall vest monthly through August 22, 2021.

(5)
On March 12, 2018, Dr. Yocca was awarded an option to purchase 36,498 shares of our common stock under our Plan. The shares underlying this option vest as follows: 9,124 shares will vest on March 12, 2019 and the remaining 27,374 options shall vest monthly from March 12, 2019 through March 12, 2022.

2017 Equity Incentive Plan

        Our board of directors adopted the 2017 Equity Incentive Plan, or the Plan, on August 22, 2017. The Plan will expire on August 21, 2027. On March 4, 2018, our board and shareholders agreed to amend the Plan to add an additional 500,070 shares of common stock that may be issued pursuant to awards granted under the Plan. The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, managers, employees, consultants and advisors to acquire and maintain an interest in our company, which interest may be measured by reference to the value of its common stock. The material terms of the 2017 Plan are summarized below.

Administration

        Our board of directors or a committee appointed by the board of directors (the "Committee") administers the Plan. The Committee has the authority, without limitation (i) to designate Participants (defined below) to receive awards under the Plan ("Awards"), (ii) determine the types of Awards to be granted to Participants, (iii) determine the number of shares of common stock to be covered by Awards, (iv) determine the terms and conditions of any Awards granted under the Plan, (v) determine to what extent and under what circumstances Awards may be settled in cash, shares of common stock, other securities, other Awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any regarding, correct any defect in and/or complete any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards with shareholder approval or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee has full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

        Our employees, directors, officers, advisors, consultants or our affiliates are eligible to participate in the Plan and are referred to as "Participants". The Committee has the sole and complete authority to determine who will be granted an Award under the Plan, however, it may delegate such authority to one or more of our officers under the circumstances set forth in the Plan.

Number of Shares Authorized

        Up to 3,462,570 shares of common stock may be issued pursuant to awards granted under the Plan.

        If an Award is forfeited, canceled, or if any Option terminates, expires or lapses without being exercised, the common stock subject to such Award will again be made available for future grant. However, shares that are used to pay the exercise price of an Option or that are withheld to satisfy the Participant's tax withholding obligation will not be available for re-grant under the Plan.

        If there is any change in our corporate capitalization or structure, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Plan, the number of shares covered by Awards then outstanding under the Plan, the limitations on Awards under the Plan, the exercise price of outstanding Options and such other equitable substitution or adjustments as it may determine appropriate.

        The Plan has a term of ten years and no further Awards may be granted under the Plan after that date.

Awards Available for Grant

        The Committee may grant Awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year Awards (i) for more than 50% of the available shares under the Plan in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

Options

        The Committee is authorized to grant Options to purchase common stock that are either "qualified," meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for Incentive Stock Options, or "non-qualified," meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of the shares of common stock on the date of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares of common stock (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by the Company's accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

        The Committee is authorized to award Stock Appreciation Rights (or SARs) under the Plan. SARs will be subject to such terms and conditions as established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option which corresponds to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

        The Committee is authorized to award Restricted Stock under the Plan. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the Participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

        The Committee will be authorized to award Restricted Stock Unit awards. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the Participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the Participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.

Stock Bonus Awards

        The Committee is authorized to grant Awards of unrestricted shares of common stock or other Awards denominated in shares of common stock, either alone or in tandem with other Awards, under such terms and conditions as the Committee may determine.

Performance Compensation Awards

        The Committee is authorized to grant any Award under the Plan in the form of a Performance Compensation Award by conditioning the vesting of the Award on the attainment of our specific performance criteria and/or one or more affiliates, divisions or operational units, or any combination thereof, as determined by the Committee. The Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate profit measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

        Each Award may be exercised during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative and may not be otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution. The Committee, however, may permit Awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the Participant and his or her family members or anyone else approved by it.

Amendment

        The Plan has term of ten years. Our board of directors may amend, suspend or terminate the Plan at any time; however, shareholder approval to amend the Plan may be necessary if the law or SEC so requires. No amendment, suspension or termination will materially and adversely affect the rights of any Participant or recipient of any Award without the consent of the Participant or recipient.

Change in Control

        Except to the extent otherwise provided in an Award or required by applicable law, in the event of a Change in Control (as defined in the Plan), upon the occurrence of a Change in Control, the Committee is authorized, but not obligated, to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (i) continuation or assumption of outstanding Awards by the surviving company; (ii) substitution by the surviving company of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of the Change in Control; (iv) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period determined by the Committee and at the end of such period, any unexercised Awards will terminate; and (v) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares or other property) and which value may be zero.

Equity Compensation Plan Information

        The following table provides certain aggregate information with respect to all of the Company's equity compensation plans in effect as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,744,153	$2.33	700,741
Equity compensation plans not approved by security holders	—	—	—
Total	2,744,153	$2.33	700,741

Employment Arrangements

        Prior to the completion of our IPO in March 2018, our business was owned by BioXcel Corporation. Therefore, BioXcel Corporation's historical compensation strategy was determined primarily by BioXcel Corporation's Board of Directors. Each of our executive officers, other than Frank Yocca, Vincent O'Neill and Richard Steinhart, were employed by our parent, BioXcel Corporation, prior to the completion of our IPO in March 2018 and provided services to us pursuant to the Services Agreement between us and BioXcel Corporation. Dr. Yocca and Mr. Steinhart were each employed directly by us. Until June 2018, Dr. O'Neill acted in a consulting capacity with us.

Dr. Mehta Employment Agreement

        On March 7, 2018, we entered into an executive employment agreement with Vimal Mehta, our Chief Executive Officer in connection with our IPO. The term of the agreement continues for a period of 2 years from the date of execution and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to review at least 90 days prior to the expiration of the then effective term. Dr. Mehta's base salary is $450,000 per year. Dr. Mehta is eligible to receive an annual bonus of up to 50% of his base salary per year at the discretion of our compensation committee, as well as a special bonus of $90,000 which was paid upon completion of our IPO. Dr. Mehta is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. The agreement may be terminated by us at any time and for any reason (or no reason), and with or without cause, provided if the agreement is terminated without cause, we are required to provide Dr. Mehta at least 90 days prior written notice. Dr. Mehta may terminate the agreement for any reason (or no reason) upon 90 days prior written notice. If the employment agreement is terminated by us other than for cause or if Dr. Mehta terminates his employment for good reason, which includes a change of control, Dr. Mehta shall receive (i) a pro-rated bonus for the year in which such termination became effective, (ii) continued payment of his base compensation during the 24 month period following termination; (iii) immediate vesting of 50% all unvested equity awards held immediately prior to his termination date and (iv) payment of the cost of medical insurance for a period of 18 months following termination. If we terminate Dr. Mehta's employment and a change of control is either consummated (i) within 6 months of the effective date of such termination or (ii) no more than 12 months prior to the effective date of such termination, Dr. Mehta shall be entitled to receive a lump sum payment equal to 24 months of his base compensation. The employment agreement also contains covenants: (i) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and for a period of one year thereafter; (ii) prohibiting the executive from disclosing confidential information regarding us; and (iii) soliciting our suppliers, employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

Dr. Yocca Employment Agreement

        On February 12, 2018, Frank Yocca entered into an executive employment agreement with us in which he agreed to serve as Chief Scientific Officer. The term of the agreement continues for a period of 2 years from the date of execution and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to review at least 90 days prior to the expiration of the then effective term. Dr. Yocca's base salary is $280,000 per year. Dr. Yocca is eligible to receive an annual bonus of up to 35% of his base salary per year at the discretion of the compensation committee. Upon completion of the IPO, Dr. Yocca received an option to purchase 36,498 shares of our common stock at the fair market value on the date of grant. The options vest as follows: 25% on the first anniversary of the date of grant and the remaining 75% in equal monthly installments over the next 36 months following the first anniversary of the date of grant. These options were issued under our 2017 Equity Incentive Plan. Dr. Yocca is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. The agreement may be terminated by us at any time and for any reason (or no reason), and with or without cause, provided if the agreement is terminated without cause, we are required to provide him at least 90 days prior written notice. Dr. Yocca may terminate the agreement for any reason (or no reason) upon 90 days prior written notice. If the employment agreement is terminated by us other than for cause or if Dr. Yocca terminates his employment for good reason, which includes a change of control, Dr. Yocca shall receive (i) a pro-rated bonus for the year in which such termination became effective, and (ii) continued payment of his base compensation during the 6 month period following termination. If we terminate Dr. Yocca's employment and a change of control is either consummated (i) within 6 months of the effective date of such termination or (ii) no more than 12 months prior to the effective date of such termination, Dr. Yocca shall be entitled to receive a lump sum payment equal to 6 months of his base compensation. The employment agreement also contains covenants: (i) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and for a period of one year thereafter; (ii) prohibiting the executive from disclosing confidential information regarding us; and (iii) soliciting our suppliers, employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

Mr. Steinhart Employment Agreement

        Richard Steinhart entered into an executive employment agreement with us, effective October 2, 2017, in which he agreed to serve as Chief Financial Officer. The term of the agreement continues for a period of 2 years from the effective date and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to review at least 90 days prior to the expiration of the then effective term. Mr. Steinhart's base salary is $280,000 per year. Mr. Steinhart is eligible to receive an annual bonus of up to 40% of his base salary per year at the discretion of the compensation committee. Mr. Steinhart received an option to purchase 32,232 shares of our common stock at the fair market value on the date of grant. The options vest as follows: 25% on the first anniversary of the date of grant and the remaining 75% in equal monthly installments over the next 36 months following the first anniversary of the date of grant. These options were issued under our 2017 Equity Incentive Plan. Mr. Steinhart is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. The agreement may be terminated by us at any time and for any reason (or no reason), and with or without cause, provided if the agreement is terminated without cause, we are required to provide him at least 90 days prior written notice. Mr. Steinhart may terminate the agreement for any reasons (or no reason) upon 90 days prior written notice. If the employment agreement is terminated by us other than for cause or if Mr. Steinhart terminates his employment for good reason, which includes a change of control, Mr. Steinhart shall receive (i) a pro-rated bonus for the year in which such termination became effective, and (ii) continued payment of his base compensation during the 6 month period following termination. If we terminate Mr. Steinhart's employment and a change of control is either consummated (i) within 6 months of the effective date of such termination or (ii) no more than 12 months prior to the effective date of such termination, Mr. Steinhart shall be entitled to receive a lump sum payment equal to 6 months of his base compensation. The employment agreement also contains covenants: (i) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and for a period of one year thereafter; (ii) prohibiting the executive from disclosing confidential information regarding us; and (iii) soliciting our suppliers, employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

Dr. O'Neill Employment Agreement

        On June 1, 2018, we entered into an executive employment agreement with Dr. Vincent O'Neill, M.D. pursuant to which he agreed to serve as Senior Vice President and Chief Medical Officer. Dr. O'Neill has served as our Chief Medical Officer since July 2017. The term of the agreement continues for a period of 2 years from the effective date and automatically renews for successive one year periods at the end of each term until either party delivers written notice of their intent not to review at least 90 days prior to the expiration of the then effective term. Dr. O'Neill's base salary is $400,000 per year. In addition, he is eligible to receive an annual bonus of up to 35% of his base salary per year at the discretion of the compensation committee. To the extent Dr. O'Neill becomes subject to Connecticut state taxes because of the performance of his duties, we have agreed to gross him up for tax purposes so that he is in the same position as if he were not subject to such taxes. Dr. O'Neill is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. The agreement may be terminated by us at any time and for any reason (or no reason), and with or without cause, provided if the agreement is terminated without cause, we are required to provide him at least 90 days prior written notice. Dr. O'Neill may terminate the agreement for any reasons (or no reason) upon 90 days prior written notice. If the employment agreement is terminated by us other than for cause or if Dr. O'Neill terminates his employment for good reason, which includes a change of control, Dr. O'Neill shall receive (i) a pro-rated bonus for the year in which such termination became effective, and (ii) continued payment of his base compensation during the 6 month period following termination. If we terminate Dr. O'Neill's employment and a change of control is either consummated (i) within 6 months of the effective date of such termination or (ii) no more than 12 months prior to the effective date of such termination, Dr. O'Neill shall be entitled to receive a lump sum payment equal to 6 months of his base compensation. The employment agreement also contains covenants: (i) restricting Dr. O'Neill from engaging in any activity competitive with our business during the term of the employment agreement and for a period of one year thereafter; (ii) prohibiting Dr. O'Neill from disclosing our confidential information; and (iii) soliciting our suppliers, employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

Director Compensation

        Our board of directors has adopted the following compensation policy that is applicable to all of our non-employee directors. On the date of each annual meeting of stockholders of our company, each non-employee director will be granted an annual equity-based award granted under our 2017 Equity Incentive Plan, equal to 10,000 shares of common stock, which shall vest in three equal installments beginning on the first anniversary of such meeting. In addition, each of our non-employee directors will receive an annual cash retainer of $35,000, and our non-employee directors will also receive annual cash compensation for service as chair of our board of directors or as lead independent director, if such positions are appointed, or as a member or chair of committees of our board of directors, as set forth in the table below:

	Member Annual Fee ($)	Chairman Additional Annual Fee ($)
Board of Directors	35,000	30,000
Audit Committee	7,500	20,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	3,500	7,000

        Prior to the adoption of these non-employee director compensation policies, we did not have a formalized non-employee director compensation program. In August 23, 2017, in connection with the appointment of each non-employee director, we granted each of them options to purchase 86,979 shares of our common stock with an exercise price of $0.41, which vest as follows: options to purchase 29,151 shares shall vest of August 22, 2018 and options to purchase 28,914 shares shall vest on each of August 22, 2019 and August 22, 2020. In addition, on August 23, 2017, in connection with his appointment as chairman of the board of directors, we granted Dr. Mueller options to purchase 37,209 shares of our common stock with an exercise price of $0.41, which vest as follows: options to purchase 12,561 shares shall vest of August 22, 2018 and options to purchase 12,324 shares shall vest on each of August 22, 2019 and August 22, 2020. On December 28, 2017, the board of directors agreed to fully vest all of Dr. Mueller's options.

        We also reimburse all of our non-employee directors for all reasonable and customary business expenses in accordance with company policy.

Director Compensation Table

        The following table sets forth information for the year ended December 31, 2018 regarding the compensation awarded to, earned by or paid to our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Peter Mueller, Ph.D.(2)	74,583	262,123	336,706
Sandeep Laumas, M.D.(3)	52,917	262,123	315,040
Krishnan Nandabalan, Ph.D.(4)	—	—	—

(1)
The amounts reported in the option awards column represent the grant date fair value of the stock options granted to our non-employee directors during 2018 as computed in accordance with ASC 718. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our named executive officers from the options. Our named executive officers will only realize compensation at exercise to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)
As of December 31, 2018, Dr. Mueller held options to purchase an aggregate of 161,397 shares of our common stock, of which 124,188 shares of common stock were exercisable.

(3)
As of December 31, 2018, Dr. Laumas held options to purchase an aggregate of 124,188 shares of our common stock, of which 29,151 shares of common stock were exercisable.

(4)
As of December 31, 2018, Dr. Nandabalan held an option to purchase 474,000 shares of our common stock, all of which has vested as of such date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information relating to the beneficial ownership of our common stock as of March 29, 2019, by:

  •
  each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our current directors and executive officers as a group.

        The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after March 29, 2019 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

        The percentage of shares beneficially owned is computed on the basis of 15,665,802 shares of our common stock outstanding as of March 29, 2019. Shares of our common stock that a person has the right to acquire within 60 days after March 29, 2019 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o BioXcel Therapeutics, Inc., 555 Long Wharf Drive, New Haven, CT 06511.

Name of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Class
5% and Greater Stockholders:
BioXcel Corporation(1)	9,480,000	60.5%
Artemis Investment Management LLP(2)	1,163,013	7.4%
FMR LLC(3)	861,135	5.5%
DCNA Finance S.C.S.(4)	800,000	5.1%
Named Executive Officers and Directors:
Vimal Mehta(5)	479,000	3.0%
Vincent O'Neill(6)	67,323	*
Frank Yocca(7)	73,855	*
Peter Mueller(8)	337,420	2.1%
Sandeep Laumas(9)	52,228	*
Krishnan Nandabalan(10)	9,955,000	61.7%
Michal Votruba(11)	0	*
All current directors and executive officers as a group (8 persons)(12)	11,008,363	64.8%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
The information reported is based on a Schedule 13G filed with the SEC on February 14, 2019, which reports that, as of December 31, 2018, 9,480,000 shares are held by BioXcel Corporation. Krishnan Nandabalan is the president of BioXcel Corporation, and owns approximately 43% of the voting stock of BioXcel Corporation. As a result, he may be deemed the beneficial owner of the shares held by BioXcel Corporation. Dr. Nandabalan disclaims beneficial ownership of the shares held by BioXcel Corporation except to the extent of his proportionate pecuniary interest therein. The address of BioXcel Corporation is 780 East Main Street, Branford, CT 06405.

(2)
All shares are owned by Artemis Investment Management LLP. This information is based solely on a Schedule 13G filed by Artemis Investment Management LLP with the SEC on February 1, 2019, which reported ownership as of December 31, 2018. The address for Artemis Investment Management is Cassini House, 57 St. James Street, London, SW1A 1LD, England.

(3)
Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, MA 02210. This information is based solely on a Schedule 13G/A filed by FMR LLC and its affiliates with the SEC on January 10, 2019.

(4)
All shares are owned by DNCA Finance S.C.S. a French asset management company ("DNCA") acting on behalf of DNCA Finance Luxembourg a public limited company located at 1, Place d'Armes, L-1136 Luxembourg Grand Duchy of Luxembourg, DNCA's subsidiary company ("DNCA LUX"). DNCA Finance is controlled as defined in article L. 233-9 II of the French Commercial Code and articles 223-12 and 223-12-1 of the General regulations of the Autorité des Marchés Financiers (French Financial Authority) by the public limited company Natixis Investment Managers (the "Parent Company"). DNCA declares that it acts independently of its Parent Company and is duly empowered to act in the name of the investments funds its manages. Further, DNCA has been dully mandated by DNCA LUX to act on behalf of the DNCA LUX' investments funds which are held by DNCA LUX's subsidiary DNCA Invest, a Luxemburgish open ended investment company located at 60 avenue J.F. Kennedy L-1855 Luxembourg , Grand Duchy of Luxembourg ("DNCA Invest"). The address for DNCA Finance S.C.S. is 19, Place Vendôme 75001 Paris, France. This information is based solely on a Schedule 13D filed by DNCA Finance S.C.S with the SEC on September 14, 2018.

(5)
Consists of (i) 5,000 shares of common stock and (ii) 474,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 29, 2019.

(6)
Consists of shares of common stock issuable upon the exercise of stock options within 60 days of March 29, 2019.

(7)
Consists of (i) 1,850 shares of common stock and (ii) 72,005 shares of common stock issuable upon the exercise of stock options within 60 days of March 29, 2019.

(8)
Consists of (i) 199,795 shares of common stock and (ii) 137,625 shares of common stock issuable upon the exercise of stock options within 60 days of March 29, 2019.

(9)
Consists of shares of common stock issuable upon the exercise of stock options within 60 days of March 29, 2019.

(10)
Consists of (i) 1,000 shares of common stock owned by Krishnan Nandabalan and Suganthi Balasubramanian JTWROS, (ii) 9,480,000 shares of common stock owned by BioXcel Corporation, and (ii) 474,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 29, 2019.

(11)
Michal Votruba, a member of our board of directors, is a U.S. representative of RSJ Investments SICAV a.s., as well as Director of Life Sciences for RSJ Investments SICAV a.s. acting in respect of its sub fund RSJ Gradus podfund ("RSJ"). Dr. Votruba has agreed to assign to RSJ the benefit of all compensation, including options, granted to him in connection with his service as a member of the board of directors.

(12)
Includes 1,319,328 shares of common stock issuable upon the exercise of stock options within 60 days of March 29, 2019.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Amended and Restated Asset Contribution Agreement with BioXcel Corporation

        We entered into an asset contribution agreement, effective June 30, 2017, with BioXcel Corporation, as amended and restated on November 7, 2017, or the Contribution Agreement, pursuant to which BioXcel Corporation contributed to us, and we acquired from BioXcel Corporation, all of BioXcel Corporation's rights, title and interest in and to BXCL501, BXCL701, BXCL502 and BXCL702, collectively, the Candidates, and all of the assets and liabilities associated with the Candidates, in consideration for (i) 9,480,000 shares of our common stock, (ii) $1 million upon completion of our IPO, (ii) $500,000 upon the later of the 12 month anniversary of our IPO and the first dosing of a patient in the bridging bioavailability/bioequivalence study for the BXCL501 program, (iii) $500,000 upon the later of the 12 month anniversary of this offering and the first dosing of a patient in the Phase 2 PoC open label monotherapy or combination trial with Keytruda for the BXCL701 program and (iv) a one-time payment of $5 million within 60 days after the achievement of $50 million in cumulative net sales of any product or combination of products resulting from the development and commercialization of any one of the Candidates or a product derived therefrom.

        In addition, pursuant to the Contribution Agreement, BioXcel Corporation granted us a first right to negotiate exclusive rights to any additional product candidates in the fields of neuroscience and immuno-oncology, or the Option Field, that BioXcel Corporation may identify on its own, excluding the Candidates, and not in connection with BioXcel Corporation's provision of services to us under the Services Agreement as defined and described below. This option for first negotiation shall be valid for a period of five years from the date of this offering. Within 60 days of identifying a potential product candidate in the Option Field, BioXcel Corporation shall present such identified candidate to us and we shall then have up to 180 days in which to evaluate such product candidate, or the Evaluation Period. If we wish to negotiate for the exclusive rights to such product candidate, we shall notify BioXcel Corporation in writing prior to the end of the Evaluation Period, and upon such notification, we and BioXcel Corporation shall negotiate in good faith commercially reasonable terms pursuant to which we can receive BioXcel Corporation's rights to such product candidate. If we are unable to mutually agree, in writing, within 90 days after the end of the Evaluation Period to terms regarding our rights to develop and/or commercialize such product candidate, BioXcel Corporation shall be free to develop and/or commercialize such product candidate either by itself or with one or more third parties. Prior to the fifth anniversary of our IPO, BioXcel Corporation has also agreed to not provide product identification collaborative services to third parties in the fields of neuroscience or immuno-oncology when such third parties utilize EvolverAI.

Amended and Restated Separation and Shared Services Agreement

        We entered into a separation and shared services agreement, dated June 30, 2017, or the Effective Date, with BioXcel Corporation, as amended and restated on November 7, 2017, or the Services Agreement, pursuant to which BioXcel Corporation provides us with shared office space and equipment, shared services, including the use of EvolverAI, leased employee services and financial support and payment, until the termination of the agreement as described below. In consideration for the use of office space and equipment as well as for general administrative support and payroll services, we have agreed to pay BioXcel Corporation a fixed monthly fee of $2,850 as set forth in the Services Agreement. In addition, any services related to intellectual property prosecution and management will be provided at an hourly rate of $500, for a maximum of 20 hours per month. Any services provided by BioXcel Corporation through its subsidiary in India will be provided at hourly rates based on the same rates offered to third parties in an arms-length transaction as set forth in the Services Agreement. We have agreed to pay invoices generated by BioXcel Corporation within 60 days of receipt thereof.

        On or before December 31, 2019, we shall have the option to enter into a collaborative services agreement with BioXcel Corporation pursuant to which BioXcel Corporation shall perform product identification and related services for us utilizing EvolverAI. We have agreed that this agreement will be negotiated in good faith and that such agreement will incorporate reasonable market based terms, including consideration for BioXcel Corporation reflecting a low, single-digit royalty on net sales and reasonable development and commercialization milestone payments, provided that (i) development milestones shall not exceed $10 million in the aggregate and not be payable prior to proof of concept in humans and (ii) commercialization milestones shall be based on reaching annual net sales levels, be limited to 3% of the applicable net sales level, and not exceed $30 million in the aggregate. BioXcel Corporation shall continue to make such product identification and related services available to us for at least 60 months after the Effective Date.

        In connection with the Services Agreement, BioXcel Corporation agreed to provide us a line of credit, which shall be capped at $1 million, or the Total Funding Amount, pursuant to the terms of the grid note (as discussed below), or the Grid Note. We have also agreed to reimburse BioXcel Corporation for its contributed services and support to us in connection with our organization and development prior to the date of the Grid Note in the amount of $562,000, subsequently reduced to $440,000 as of December 31, 2017 which amount shall be payable upon the earlier of (i) 30 days after the completion of our IPO and (ii) December 31, 2018. All amounts due to BioXcel Corporation under the Grid Note and for expenses paid on our behalf were paid following the completion of our IPO on March 20, 2018.

        The parties have agreed that the services and office space provided under the Services Agreement shall decrease over time until the 12 month anniversary of the Effective Date, except for services to be provided by BioXcel Corporation through its subsidiary in India, which shall decrease until the 24 to 36 month anniversary of the Effective Date, provided such dates may be extended upon mutual agreement between the parties, collectively, the Term. The parties are currently discussing extending the term of these services provided however no definitive agreement has been agreed upon as of the date hereof. There can be no assurance that the parties will agree to any extension to the Services Agreement in the future.

        The Services Agreement shall terminate at the end of the Term, however, it may be terminated upon the mutual written agreement of the parties. In addition, the Services Agreement may be terminated by the non-defaulting party upon or after the occurrence of a material breach by the other party that is uncured within 30 days after receipt of written notification of such breach. If such breach is not correctable within 30 days, the correction must be initiated within 30 days and thereafter diligently pursued thereafter. Lastly, the shared services agreement may be terminated if either we become bankrupt or insolvent, make any assignment for the benefit of creditors, or if a receive is appointed and such proceeding is not vacated or terminated within 30 days after its commencement or institution.

Grid Note

        In connection with the Services Agreement, BioXcel Corporation agreed to provide us a line of credit up to the Total Funding Amount pursuant to the terms of the Grid Note. BioXcel Corporation shall not be obligated to fund our operations beyond the Total Funding Amount, provided, in the event we determine that we will require additional funding to support our operations and to execute the plan of separation from BioXcel Corporation, we and BioXcel Corporation will, in good faith, assess increasing the Total Funding Amount, and, shall amend the terms of the Grid Note or execute a new note to reflect any new funding as agreed upon between the parties. The Grid Note shall be payable upon the earlier of (i) the completion of this offering and (ii) December 31, 2018, together with interest on the unpaid balance of each advance, which shall accrue at a rate per annum equal to the applicable federal rate for short-term loans as of the date hereof, in each case calculated based on a 365-day year and actual days elapsed. As of December 31, 2017, we have drawn an amount of $371,000 under the Grid Note. All amounts due to BioXcel Corporation under the Grid Note and for expenses paid on our behalf were paid following the completion of our IPO on March 20, 2018.

Sales and Purchases of Securities

        On September 29, 2017, we sold 175 shares of our common stock to Peter Mueller, the chairman of our board of directors, at a price of $6.88 share for aggregate gross proceeds to us of $200,000.

        On January 3, 2018, we sold 145,518 shares of our common stock to Peter Mueller, the chairman of our board of directors, at a price of $6.88 share for aggregate gross proceeds to us of approximately $1,000,000.

Director and Executive Officer Compensation

        Please see "Director Compensation" and "Executive Compensation" for information regarding the compensation of our directors and executive officers.

Employment Agreements

        We have entered into employment agreements with our executive officers. For more information regarding these agreements, see "Executive Compensation—Outstanding Equity Awards at Fiscal Year End and Employment Arrangements."

Indemnification Agreements and Directors' and Officers' Liability Insurance

        We have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements will provide the directors and executive officers with contractual rights to indemnification and expense advancement that are, in some cases, broader than the specific indemnification provisions contained under Delaware law. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Related Person Transaction Policy

        Our board of directors has adopted a written related person transaction policy effective in March 2018, setting forth the policies and procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons. Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

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  the risks, costs and benefits to us;

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  the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

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  the availability of other sources for comparable services or products; and

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  the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

        The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

        Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2020 (the "2020 Annual Meeting") pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 555 Long Wharf Drive, New Haven, CT 06511, in writing not later than December 4, 2019.

        Stockholders intending to present a proposal at our 2020 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year's annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2020 Annual Meeting no earlier than the close of business on January 23, 2020 and no later than the close of business on February 22, 2020. The notice must contain the information required by our bylaws. In the event that the date of the 2020 Annual Meeting is more than 30 days before or more than 60 days after May 23, 2020, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business of the 90th day prior to the 2020 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder's compliance with this deadline.

        We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

        We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

        We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

        If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

        SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as "householding," provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the American Stock Transfer and Trust Company at (888) 776-9962, (718) 921-8562 (for international callers), by email at info@astfinancial.com or at https://us.astfinancial.com/OnlineProxyVoting/ProxyViting/RequestMaterials.

 2018 ANNUAL REPORT

        Our 2018 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2018 Annual Report, including our Annual Report onForm 10-K for 2018, at http://www.astproxyportal.com/ast/22065.

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 has also been filed with the SEC. It is available free of charge at the SEC's website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, BioXcel Therapeutics, Inc., 555 Long Wharf Drive, New Haven, CT 06511.

        Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Vimal Mehta Chief Executive Officer and Secretary

New Haven, Connecticut
April 1, 2019

ANNUAL MEETING OF SHAREHOLDERS OF BIOXCEL THERAPEUTICS, INC. May 23, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22065 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 10130000000000001000 1 052319 Krishnan Nandabalan FOR THE NOMINEE changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Class I Director: NOMINEE: WITHHOLD AUTHORITY FOR THE NOMINEE FOR AGAINST ABSTAIN 2. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2019. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1 and FOR Proposal 2. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate:

- 0 BIOXCEL THERAPEUTICS, INC. Proxy for Annual Meeting of Shareholders on May 23, 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Vimal Mehta and Richard Steinhart, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of BIOXCEL THERAPEUTICS, INC., to be held May 23, 2019 at Omni New Haven Hotel at Yale 155 Temple Street New Haven, CT 06510, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1